Hercules Incorporated

EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Hercules Incorporated (the “Company”) on Form 10-K/A for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Allen A. Spizzo, Vice President and Chief Financial Officer, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 22, 2004

/s/ Allen A. Spizzo
Allen A. Spizzo Vice President and Chief Financial Officer

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